                                 AMENDMENT NO. 7

                                       TO

                           LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 7 ("Amendment") is entered into as of December 1, 1999, by and among Let's Talk Cellular & Wireless, Inc., a corporation organized under the laws of the State of Florida ("LTC"), Telephone Warehouse, Inc., a corporation organized under the laws of the State of Delaware ("TWI"), National Cellular, Incorporated, a corporation organized under the laws of the State of Texas ("NCI"), Cellular USA, a corporation organized under the laws of the State of Nevada ("USA") and Sosebee Enterprises, Inc., a corporation organized under the laws of the State of Georgia ("SEI") (LTC, TWI, NCI, USA and SEI, each a "Borrower" and jointly and severally, the "Borrowers"), the undersigned financial institutions (each, a "Lender" and collectively, the "Lenders") and The Chase Manhattan Bank, a corporation organized under the laws of the State of New York ("Chase") as agent for Lenders (Chase in such capacity, the "Agent").

                                   BACKGROUND
                                   ----------

         Borrowers, Agent and Lenders are parties to a Loan and Security Agreement dated as of April 2, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

         Borrowers have requested that Agent and Lenders amend certain provisions of the Loan Agreement and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2. AMENDMENTS TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 3 below, Section 2.1(y)(iii) of the Loan Agreement is hereby amended in its entirety to provide as follows:

                  "(iii) up to $3,000,000 for the period commencing on November 2, 1999 and ending December 31, 1999;"

         3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective upon satisfaction of the following conditions precedent: Agent shall have received (i) four (4) copies of this Amendment executed by each Borrower and each Lender and consented to by Guarantor and (ii) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent, Lenders or their counsel, each of which shall be in form and substance satisfactory to Agent, Lenders and their counsel.

         4. REPRESENTATIONS AND WARRANTIES. Borrowers hereby represent and warrant as follows:

                  (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

                  (b) Upon the effectiveness of this Amendment, Borrowers hereby reaffirm all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

                  (d) Borrowers have no defense, counterclaim or offset with respect to the Loan Agreement.

         5. EFFECT ON THE LOAN AGREEMENT.

                  (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                  (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         6. GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

         7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         8. COUNTERPARTS. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                         LET'S TALK CELLULAR & WIRELESS, INC.


                                         By: /s/ Daniel Cammarata
                                            ----------------------------------
                                            Name:  Daniel Cammarata
                                            Title: CFO

                                         TELEPHONE WAREHOUSE, INC.


                                         By: /s/ Daniel Cammarata
                                            ----------------------------------
                                            Name:  Daniel Cammarata
                                            Title: CFO

                                         NATIONAL CELLULAR INCORPORATED


                                         By: /s/ Daniel Cammarata
                                            ----------------------------------
                                            Name:  Daniel Cammarata
                                            Title: CFO

                                         CELLULAR USA


                                         By: /s/ Daniel Cammarata
                                            ----------------------------------
                                            Name:  Daniel Cammarata
                                            Title: CFO

                                         SOSEBEE ENTERPRISES, INC.


                                         By: /s/ Daniel Cammarata
                                            ----------------------------------
                                            Name:  Daniel Cammarata
                                            Title: CFO


                    (Signatures Continued On Following Page)

                                         THE CHASE MANHATTAN BANK, as Agent and
                                         a Lender


                                         By: /s/ Paula C. Cummings
                                            ----------------------------------
                                            Name:  Paula C. Cummings
                                            Title: Vice President

                                         Commitment Percentage: 25%

                                         NATIONSBANK, N.A., Lender


                                         By: /s/ Larry L. Ross
                                            ----------------------------------
                                            Name:  Larry L. Ross
                                            Title: Senior Vice President

                                         Commitment Percentage: 25%

                                         IBJ WHITEHALL  BANK & TRUST COMPANY,
                                         Lender


                                         By: /s/ Patricia G. McCormack
                                            ----------------------------------
                                            Name:  Patricia G. McCormack
                                            Title: Director

                                         Commitment Percentage: 25%

                                         MERRILL LYNCH BUSINESS FINANCIAL
                                         SERVICES, Lender


                                         By: /s/ Hugh E. Johnson
                                            ----------------------------------
                                            Name:  Hugh E. Johnson
                                            Title: Vice President

                                         Commitment Percentage: 25%

Consented and Agreed to:

HIG CAPITAL LLC

By: /s/ Douglas Berman
   --------------------------------
   Name:  Douglas Berman
   Title: Managing Director